Pursuant to Rule 497(k)
Registration No. 033-08021

SunAmerica Equity Funds

AIG International Dividend Strategy Fund

(the “Fund”)

Supplement dated June 6, 2018, to the Summary Prospectus

dated January 29, 2018, as supplemented and amended to date

On June 5, 2018, the Board of Trustees of SunAmerica Equity Funds approved the liquidation of the Class I shares of the Fund, on or about September 7, 2018 (the “Liquidation Date”). Any Class I shares outstanding as of the Liquidation Date will be automatically redeemed by the Fund on that date and shareholders will receive proceeds equal to the net asset value of their Class I shares. The Fund does not currently accept orders to buy Class I shares from new investors and only accepts reinvestments of dividends and capital gain distributions from existing investors. The Fund will continue to accept reinvestments of dividends and capital gain distributions through the Liquidation Date.

At any time prior to the Liquidation Date, Class I shareholders may redeem their shares and receive the net asset value thereof pursuant to the procedures set forth in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP1_IDSSP_1-18